Exhibit 1

Transactions by the Reporting Person in the Past 60 Days

The following table sets forth all transactions with respect to the Shares effected in the last 60 days by or on behalf of the Reporting Person, inclusive of any transactions effected through 4:00 p.m., Eastern time, on August 13, 2026.

With respect to all transactions appearing in the table, the Reporting Person undertakes to provide to the Issuer, any security holder of the Issuer, or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of Shares sold at each separate price within the range set forth in the applicable footnote.

Reporting Person	Type of Security	Transaction Date	Purchase or Sale	Quantity	Price per Share (excluding commission)	How Effected
Mr. Duca	Class A Shares	07/07/2026	Sale	3,500	$180.38 (1)	Open market (2)
Mr. Duca	Class A Shares	07/07/2026	Sale	1,600	$180.00 (3)	Open market (2)
Mr. Duca	Class A Shares	07/07/2026	Sale	5,600	$180.41 (4),(5)	Open market (2)
Mr. Duca	Class A Shares	07/10/2026	Sale	100	$180.00	Open market (2)
Mr. Duca	Class A Shares	07/10/2026	Sale	100	$180.00 (3)	Open market (2)
Mr. Duca	Class A Shares	07/10/2026	Sale	100	$180.00 (4)	Open market (2)
Mr. Duca	Class A Shares	07/13/2026	Sale	3,500	$180.15 (6)	Open market (2)
Mr. Duca	Class A Shares	07/13/2026	Sale	1,600	$180.15 (3),(6)	Open market (2)
Mr. Duca	Class A Shares	07/13/2026	Sale	5,600	$180.15 (4),(6)	Open market (2)
Mr. Duca	Class A Shares	07/15/2026	Sale	225	$180.03 (7)	Open market (2)
Mr. Duca	Class A Shares	07/15/2026	Sale	102	$180.03 (7),(3)	Open market (2)
Mr. Duca	Class A Shares	07/15/2026	Sale	360	$180.03 (7),(4)	Open market (2)
Mr. Duca	Class A Shares	07/16/2026	Sale	3,128	$180.32 (8)	Open market (2)
Mr. Duca	Class A Shares	07/16/2026	Sale	372	$181.40 (9)	Open market (2)
Mr. Duca	Class A Shares	07/16/2026	Sale	1,600	$180.00 (3)	Open market (2)
Mr. Duca	Class A Shares	07/16/2026	Sale	3,200	$180.34 (4),(10)	Open market (2)
Mr. Duca	Class A Shares	07/16/2026	Sale	2,400	$181.95 (4),(11)	Open market (2)
Mr. Duca	Class A Shares	07/17/2026	Sale	748	$180.59 (12)	Open market (2)
Mr. Duca	Class A Shares	07/17/2026	Sale	1,219	$181.31 (13)	Open market (2)
Mr. Duca	Class A Shares	07/17/2026	Sale	1,033	$182.68 (14)	Open market (2)
Mr. Duca	Class A Shares	07/17/2026	Sale	500	$183.30 (15)	Open market (2)
Mr. Duca	Class A Shares	07/17/2026	Sale	1,600	$180.00 (3)	Open market (2)
Mr. Duca	Class A Shares	07/17/2026	Sale	863	$180.64 (4),(12)	Open market (2)
Mr. Duca	Class A Shares	07/17/2026	Sale	1,773	$181.42 (4),(16)	Open market (2)
Mr. Duca	Class A Shares	07/17/2026	Sale	2,564	$182.67 (4),(14)	Open market (2)
Mr. Duca	Class A Shares	07/17/2026	Sale	400	$183.18 (4),(17)	Open market (2)
Mr. Duca	Class A Shares	07/20/2026	Sale	200	$180.00	Open market (2)
Mr. Duca	Class A Shares	07/20/2026	Sale	1,600	$180.00 (3)	Open market (2)
Mr. Duca	Class A Shares	07/20/2026	Sale	200	$180.00 (4)	Open market (2)
Mr. Duca	Class A Shares	07/28/2026	Sale	1,900	$180.64 (18)	Open market (2)
Mr. Duca	Class A Shares	07/28/2026	Sale	992	$181.49 (19)	Open market (2)
Mr. Duca	Class A Shares	07/28/2026	Sale	608	$182.97 (20)	Open market (2)
Mr. Duca	Class A Shares	07/28/2026	Sale	1,600	$180.00 (3)	Open market (2)
Mr. Duca	Class A Shares	07/28/2026	Sale	1,900	$180.59 (4),(18)	Open market (2)
Mr. Duca	Class A Shares	07/28/2026	Sale	1,000	$181.54 (4),(16)	Open market (2)
Mr. Duca	Class A Shares	07/28/2026	Sale	1,800	$183.40 (4),(21)	Open market (2)
Mr. Duca	Class A Shares	07/28/2026	Sale	900	$184.00 (4)	Open market (2)
Mr. Duca	Class A Shares	07/29/2026	Sale	900	$181.07 (22)	Open market (2)
Mr. Duca	Class A Shares	07/29/2026	Sale	200	$183.17 (23)	Open market (2)
Mr. Duca	Class A Shares	07/29/2026	Sale	300	$184.47 (24)	Open market (2)
Mr. Duca	Class A Shares	07/29/2026	Sale	900	$186.05 (25)	Open market (2)
Mr. Duca	Class A Shares	07/29/2026	Sale	1,200	$187.68 (26)	Open market (2)
Mr. Duca	Class A Shares	07/29/2026	Sale	1,600	$180.00 (3)	Open market (2)
Mr. Duca	Class A Shares	07/29/2026	Sale	900	$180.97 (4),(27)	Open market (2)
Mr. Duca	Class A Shares	07/29/2026	Sale	200	$183.17 (4),(23)	Open market (2)
Mr. Duca	Class A Shares	07/29/2026	Sale	400	$184.48 (4),(24)	Open market (2)
Mr. Duca	Class A Shares	07/29/2026	Sale	800	$186.04 (4),(25)	Open market (2)

Mr. Duca	Class A Shares	07/29/2026	Sale	2,400	$187.64 (4),(28)	Open market (2)
Mr. Duca	Class A Shares	07/29/2026	Sale	900	$188.23 (4),(29)	Open market (2)
Mr. Duca	Class A Shares	07/30/2026	Sale	389	$180.13 (30)	Open market (2)
Mr. Duca	Class A Shares	07/30/2026	Sale	230	$181.39 (31)	Open market (2)
Mr. Duca	Class A Shares	07/30/2026	Sale	199	$182.34	Open market (2)
Mr. Duca	Class A Shares	07/30/2026	Sale	178	$180.13 (3),(32)	Open market (2)
Mr. Duca	Class A Shares	07/30/2026	Sale	105	$181.39 (3),(31)	Open market (2)
Mr. Duca	Class A Shares	07/30/2026	Sale	91	$182.34 (3)	Open market (2)
Mr. Duca	Class A Shares	07/30/2026	Sale	624	$180.13 (4),(30)	Open market (2)
Mr. Duca	Class A Shares	07/30/2026	Sale	365	$181.39 (4),(31)	Open market (2)
Mr. Duca	Class A Shares	07/30/2026	Sale	319	$182.34 (4)	Open market (2)
Mr. Duca	Class A Shares	07/31/2026	Sale	3,435	$180.25 (33)	Open market (2)
Mr. Duca	Class A Shares	07/31/2026	Sale	65	$181.07	Open market (2)
Mr. Duca	Class A Shares	07/31/2026	Sale	1,570	$180.25 (3),(33)	Open market (2)
Mr. Duca	Class A Shares	07/31/2026	Sale	30	$181.07 (3)	Open market (2)
Mr. Duca	Class A Shares	07/31/2026	Sale	5,495	$180.25 (4),(33)	Open market (2)
Mr. Duca	Class A Shares	07/31/2026	Sale	105	$181.07 (4)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	327	$184.39 (34)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	585	$187.48 (35)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	402	$188.48 (36)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	1,497	$189.81 (37)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	689	$190.45 (38)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	149	$184.38 (3),(34)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	266	$187.48 (3),(35)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	218	$188.58 (3),(39)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	699	$189.86 (3),(40)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	268	$190.52 (3),(41)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	524	$184.39 (4),(34)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	937	$187.48 (4),(35)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	639	$188.48 (4),(36)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	2,398	$189.80 (4),(37)	Open market (2)
Mr. Duca	Class A Shares	08/03/2026	Sale	1,102	$190.45 (4),(38)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	66	$189.29 (42)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	689	$192.01 (43)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	396	$193.14 (44)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	229	$193.87 (45)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	676	$195.35 (46)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	722	$196.28 (47)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	296	$197.35 (48)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	196	$198.27 (49)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	230	$199.44 (50)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	30	$189.29 (3),(42)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	316	$192.01 (3),(43)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	178	$193.14 (3),(44)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	105	$193.87 (3),(45)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	311	$195.35 (3),(46)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	329	$196.28 (3),(47)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	135	$197.35 (3),(48)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	91	$198.28 (3),(49)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	105	$199.44 (3),(50)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	104	$189.29 (4),(42)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	1,095	$192.01 (4),(43)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	626	$193.14 (4),(44)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	366	$193.87 (4),(45)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	1,113	$195.34 (4),(46)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	1,149	$196.28 (4),(47)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	469	$197.35 (4),(48)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	313	$198.28 (4),(49)	Open market (2)
Mr. Duca	Class A Shares	08/04/2026	Sale	365	$199.44 (4),(50)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	1,278	$193.12 (51)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	944	$193.97 (52)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	144	$194.85 (53)	Open market (2)

Mr. Duca	Class A Shares	08/05/2026	Sale	368	$196.39 (54)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	506	$197.11 (55)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	227	$197.91 (56)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	33	$200.49	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	583	$193.12 (3),(51)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	433	$193.98 (3),(52)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	66	$194.85 (3),(53)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	168	$196.40 (3),(54)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	230	$197.11 (3),(55)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	105	$197.91 (3),(56)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	15	$200.49 (3)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	2,035	$193.12 (4),(51)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	1,528	$193.98 (4),(52)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	232	$194.85 (4),(53)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	587	$196.39 (4),(54)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	802	$197.11 (4),(57)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	364	$197.91 (4),(56)	Open market (2)
Mr. Duca	Class A Shares	08/05/2026	Sale	52	$200.49 (4)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	120	$189.49 (58)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	339	$190.40 (59)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	229	$191.88 (60)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	1,429	$193.18 (61)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	1,383	$194.06 (62)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	54	$189.49 (3),(58)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	155	$190.40 (3),(59)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	105	$191.89 (3),(60)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	655	$193.18 (3),(61)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	631	$194.06 (3),(62)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	193	$189.49 (4),(63)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	539	$190.40 (4),(59)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	365	$191.88 (4),(60)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	2,082	$193.14 (4),(64)	Open market (2)
Mr. Duca	Class A Shares	08/06/2026	Sale	2,421	$194.02 (4),(65)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	431	$195.61 (66)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	552	$196.32 (67)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	650	$197.46 (68)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	784	$198.62 (69)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	493	$199.41 (70)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	130	$200.56 (71)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	229	$201.37 (72)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	165	$202.47 (73)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	66	$203.55 (74)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	196	$195.61 (3),(66)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	253	$196.32 (3),(67)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	298	$197.46 (3),(68)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	359	$198.62 (3),(69)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	225	$199.41 (3),(70)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	60	$200.56 (3),(71)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	104	$201.37 (3),(75)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	75	$202.47 (3),(73)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	30	$203.55 (3),(74)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	684	$195.61 (4),(66)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	884	$196.32 (4),(67)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	1,046	$197.46 (4),(68)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	1,263	$198.62 (4),(69)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	782	$199.41 (4),(70)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	210	$200.56 (4),(71)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	367	$201.37 (4),(72)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	260	$202.47 (4),(73)	Open market (2)
Mr. Duca	Class A Shares	08/07/2026	Sale	104	$203.55 (4),(74)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	229	$195.57 (76)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	327	$196.8 (77)	Open market (2)

Mr. Duca	Class A Shares	08/10/2026	Sale	916	$197.97 (78)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	1,102	$198.88 (79)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	926	$199.62 (80)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	104	$195.57 (3),(76)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	146	$196.8 (3),(81)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	419	$197.97 (3),(78)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	507	$198.88 (3),(79)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	424	$199.62 (3),(80)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	367	$195.57 (4),(76)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	527	$196.8 (4),(77)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	1,465	$197.97 (4),(78)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	1,760	$198.88 (4),(79)	Open market (2)
Mr. Duca	Class A Shares	08/10/2026	Sale	1,481	$199.62 (4),(80)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	97	$195.72 (82)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	97	$196.49 (83)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	131	$197.87 (84)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	296	$199.39 (85)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	1,108	$200.7 (86)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	810	$201.65 (87)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	961	$202.65 (88)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	45	$195.72 (3),(82)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	45	$196.49 (3),(83)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	60	$197.87 (3),(84)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	135	$199.39 (3),(85)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	505	$200.7 (3),(89)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	370	$201.65 (3),(87)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	440	$202.65 (3),(88)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	158	$195.72 (4),(82)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	158	$196.49 (4),(90)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	209	$197.86 (4),(84)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	469	$199.39 (4),(85)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	1,787	$200.71 (4),(86)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	1,286	$201.65 (4),(87)	Open market (2)
Mr. Duca	Class A Shares	08/11/2026	Sale	1,533	$202.65 (4),(88)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	467	$195.41 (91)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	1,453	$196.56 (92)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	1,229	$197.33 (93)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	220	$198.24 (94)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	98	$200.19 (95)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	33	$201.04	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	210	$195.42 (3),(91)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	669	$196.56 (3),(92)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	561	$197.33 (3),(93)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	100	$198.24 (3),(94)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	45	$200.20 (3),(95)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	15	$201.04 (3)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	747	$195.41 (4),(91)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	2,328	$196.56 (4),(92)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	1,964	$197.33 (4),(93)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	352	$198.24 (4),(94)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	157	$200.20 (4),(95)	Open market (2)
Mr. Duca	Class A Shares	08/12/2026	Sale	52	$201.04 (4)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	578	$194.54 (96)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	540	$195.62 (97)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	675	$196.28 (98)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	360	$197.29 (99)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	295	$198.36 (100)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	33	$199.81	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	132	$201.82 (101)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	197	$204.07 (102)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	327	$204.88 (103)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	363	$206.10 (104)	Open market (2)

Mr. Duca	Class A Shares	08/13/2026	Sale	261	$194.54 (3),(96)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	246	$195.62 (3),(97)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	315	$196.28 (3),(98)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	164	$197.29 (3),(99)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	134	$198.37 (3),(100)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	15	$199.81 (3)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	60	$201.82 (3),(101)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	90	$204.08 (3),(102)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	150	$204.88 (3),(103)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	165	$206.10 (3),(104)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	919	$194.54 (4),(96)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	866	$195.62 (4),(97)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	1,100	$196.28 (4),(98)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	576	$197.29 (4),(99)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	469	$198.36 (4),(100)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	53	$199.80 (4),(105)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	208	$201.82 (4),(101)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	314	$204.08 (4),(102)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	523	$204.88 (4),(103)	Open market (2)
Mr. Duca	Class A Shares	08/13/2026	Sale	572	$206.10 (4),(104)	Open market (2)

Footnotes to Exhibit 1 Table

(1)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.00 to $180.84, inclusive.

(2)

Sales made pursuant to a 10b5-1 trading plan previously adopted by the Reporting Person on March 13, 2026.

(3)

These Shares were owned by a trust, of which the Reporting Person is trustee.

(4)

These Shares were owned by a pension trust, of which the Reporting Person is the sole trustee and who, in that capacity, possesses sole voting and sole dispositive power over these Shares. However, the Reporting Person does not possess any pecuniary interest in these Shares.

(5)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.00 to $180.90, inclusive.

(6)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.00 to $180.39, inclusive.

(7)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.00 to $180.095, inclusive.

(8)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.00 to $180.78, inclusive.

(9)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $181.31 to $181.48, inclusive.

(10)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.00 to $180.77, inclusive.

(11)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $181.47 to $182.23, inclusive.

(12)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.00 to $180.99, inclusive.

(13)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $181.00 to $181.91, inclusive.

(14)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $182.03 to $182.95, inclusive.

(15)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $183.17 to $183.75, inclusive.

(16)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $181.00 to $181.94, inclusive.

(17)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $183.17 to $183.22, inclusive.

(18)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.00 to $180.98, inclusive.

(19)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $181.00 to $181.95, inclusive.

(20)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $182.74 to $183.18, inclusive.

(21)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $182.91 to $183.81, inclusive.

(22)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.94 to $181.18, inclusive.

(23)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $183.15 to $183.18, inclusive.

(24)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $184.46 to $184.49, inclusive.

(25)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $185.61 to $186.58, inclusive.

(26)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $186.99 to $187.97, inclusive.

(27)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.34 to $181.18, inclusive.

(28)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $186.99 to $187.96, inclusive.

(29)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $188.02 to $188.35, inclusive.

(30)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.00 to $180.95, inclusive.

(31)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $181.00 to $181.86, inclusive.

(32)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.00 to $180.56, inclusive.

(33)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $180.00 to $180.88, inclusive.

(34)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $184.12 to $185.11, inclusive.

(35)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $186.975 to $187.91, inclusive.

(36)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $188.02 to $188.93, inclusive.

(37)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $189.04 to $190.03, inclusive.

(38)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $190.04 to $190.54, inclusive.

(39)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $188.19 to $189.18, inclusive.

(40)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $189.20 to $190.16, inclusive.

(41)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $190.255 to $190.54, inclusive.

(42)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $189.07 to $189.51, inclusive.

(43)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $191.44 to $192.43, inclusive.

(44)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $192.59 to $193.55, inclusive.

(45)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $193.68 to $194.19, inclusive.

(46)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $194.88 to $195.84, inclusive.

(47)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $195.94 to $196.73, inclusive.

(48)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $197.06 to $197.66, inclusive.

(49)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $198.07 to $198.73, inclusive.

(50)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $199.07 to $199.59, inclusive.

(51)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $192.58 to $193.57, inclusive.

(52)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $193.58 to $194.53, inclusive.

(53)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $194.70 to $195.66, inclusive.

(54)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $195.73 to $196.70, inclusive.

(55)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $196.73 to $197.58, inclusive.

(56)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $197.78 to $198.03, inclusive.

(57)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $196.73 to $197.65, inclusive.

(58)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $188.91 to $189.88, inclusive.

(59)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $190.00 to $190.865, inclusive.

(60)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $191.52 to $192.51, inclusive.

(61)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $192.62 to $193.61, inclusive.

(62)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $193.67 to $194.42, inclusive.

(63)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $188.91 to $189.89, inclusive.

(64)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $192.53 to $193.52, inclusive.

(65)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $193.54 to $194.42, inclusive.

(66)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $194.94 to $195.93, inclusive.

(67)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $195.96 to $196.91, inclusive.

(68)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $196.995 to $197.90, inclusive.

(69)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $198.00 to $198.88, inclusive.

(70)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $199.03 to $199.98, inclusive.

(71)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $200.12 to $200.81, inclusive.

(72)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $201.12 to $201.92, inclusive.

(73)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $202.20 to $202.97, inclusive.

(74)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $203.34 to $203.75, inclusive.

(75)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $201.12 to $201.72, inclusive.

(76)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $195.065 to $195.87, inclusive.

(77)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $196.14 to $197.11, inclusive.

(78)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $197.32 to $198.30, inclusive.

(79)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $198.42 to $199.405, inclusive.

(80)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $199.42 to $199.94, inclusive.

(81)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $196.16 to $197.11, inclusive.

(82)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $195.22 to $196.15, inclusive.

(83)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $196.31 to $196.66, inclusive.

(84)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $197.58 to $198.51, inclusive.

(85)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $198.925 to $199.62, inclusive.

(86)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $200.10 to $201.08, inclusive.

(87)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $201.16 to $202.14, inclusive.

(88)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $202.17 to $203.02, inclusive.

(89)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $200.10 to $201.06, inclusive.

(90)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $196.31 to $196.71, inclusive.

(91)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $194.89 to $195.87, inclusive.

(92)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $195.92 to $196.90, inclusive.

(93)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $196.95 to $197.87, inclusive.

(94)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $198.025 to $198.51, inclusive.

(95)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $199.69 to $200.45, inclusive.

(96)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $193.95 to $194.92, inclusive.

(97)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $194.95 to $195.94, inclusive.

(98)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $195.95 to $196.72, inclusive.

(99)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $197.02 to $197.88, inclusive.

(100)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $198.05 to $198.93, inclusive.

(101)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $201.25 to $202.17, inclusive.

(102)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $203.50 to $204.48, inclusive.

(103)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $204.61 to $205.35, inclusive.

(104)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $205.61 to $206.52, inclusive.

(105)

This price reflects the weighted average price at which these Shares were sold. The Shares were sold in multiple transactions at prices ranging from $199.20 to $199.81, inclusive.